                                                                The Shelby Fund
-------------------------------------------------------------------------------

Dear Shelby Fund Shareholder,
The latest six months have been a roller coaster ride for shareholders of smaller companies, and for mutual funds which invest in them. For the six months ending September 30, 1998, The Shelby Fund lost 20.32% versus a loss of 6.97% for the S&P 500 and a loss of 23.87% for the Russell 2000. Year-to-date the fund lost 10.19% versus a gain of 6.00% for the S&P 500 and a loss of 16.21% for the Russell 2000. The one-year number is a loss of 22.35% versus a return of 9.05% for the S&P 500 and a loss of 19.02% for the Russell 2000. However, The Shelby Fund's five and ten year returns are a positive 7.89% and 15.73% respectively.*

As we have stated larger companies, as represented by the S&P 500, did very well compared to small and medium sized companies, as measured by the Russell 2000, as they have for the last several years. It is important to note that the objective of the Shelby Fund continues to be Aggressive Growth and Capital Appreciation but in the future it will have a more flexible approach with regard to capitalization size and hedging techniques. These changes will be sent to you soon in the form of a revised prospectus.

POSITIVE CHANGES FOR THE FUND

For the benefit of the shareholders of The Shelby Fund, we have also instituted some additional changes (without altering our Objective of Aggressive Long-Term Growth).

  First, the portfolio management team was changed to have two Chartered Financial Analysts with years of experience; Jim Shircliff and Greg Deuser joined Darrell Wells in the management of the Fund.

  Second, recognizing that the predominant focus on small companies had hurt performance; the Fund began to selectively and gradually invest in strong growth companies of ALL sizes.

  Over the past several years, Wall Street had bid up a limited universe of small "momentum" companies growing at accelerating rates. Predictably, the prices of these few companies had gotten too high for the risks involved, which was proven by the disappointing effects of small misses in earnings estimates. For these reasons, our selection criteria for companies with earnings momentum has placed greater emphasis on ones who are run by shareholder-oriented management, have free cash flow generation, improving margins, and which we believe exhibit SUSTAINABLE growth at REASONABLE prices relative to their growth rates.

RECENT RESULTS

The quarter ending September 30, 1998 saw what we believe may be the final stage of capitulation in many of the small stocks. The Russell 2000 and the S&P Small Cap 600 Indices dropped over 20% in the quarter. The Fund was also off by a similar amount, down 21.1%. The problems which confronted the market in the third quarter, are well known. Weaknesses in foreign economies (Asia, Russia, South America), unstable foreign currencies, near failures in large and leveraged hedge funds, turmoil in the asset-backed securities markets, junk bond market weakness, wavering of consumer confidence, looming impeachment proceedings, lowered earnings estimates indicating slower overall growth, and concerns about a possible recession (which we believe can be avoided) all fed the free fall in the small cap market.

POSITIVE CHANGES FOR THE PORTFOLIO

Over the last several months, we have been restructuring the portfolio in line with the criteria mentioned above. Larger-sized, high quality growth companies such as Microsoft (3.74% of the portfolio), MCI Worldcom

-------------------------------------------------------------------------------

                                                                 The Shelby Fund
--------------------------------------------------------------------------------

(2.65%), and Lucent (2.81%) were added. Mid-sized companies with sustainable growth, free cash flow and shareholder-oriented managements such as Clear Channel Communications (3.87%), Checkfree (2.71%) and Staples (1.68%) are recent additions. The Fund also continues to invest in smaller-sized companies, which have the potential to grow more rapidly.

OPTIMISTIC OUTLOOK

Our outlook is one of optimism as we look forward to the coming year. We believe Alan Greenspan's surprise rate cuts in October may well mark the end of the recent market correction and is the basis for our conclusion that a recession can be avoided. The Fund has been positioned to benefit from continued relative strength in the U.S. economy and the possibility of lower interest rates on the horizon. Many stocks may have seen their lows as mutual funds have probably finished their portfolio window dressing with respect to their October tax year-end.

SUMMARY

We remain optimistic about the intermediate and long-term investment outlook while recognizing the near-term uncertainties. We have, however, made the changes in management and expanded the flexibility to include growth companies of all capitalizations to try to improve our ability to attain our investment objectives. Going forward we believe the securities we hold will continue to show the possibility of such factors as sustainability of earnings, shareholder-oriented managements and reasonable prices relative to the growth rates. The bottom line to all of this is that the Shelby Fund remains committed to its objective of Aggressive Long-Term Growth. We remain optimistic that these refinements in management and strategy will produce enhanced predictability and perhaps stronger performance in the days and years ahead.

Finally, thank you for your continued support during both up and down markets. We believe that the Shelby Fund will return to its impressive long-term record and will reward you well for your patience.

Sincerely,
/s/ Darrell R. Wells                      /s/ James C. Shircliff
Darrell R. Wells                          James C. Shircliff, CFA
Investment Advisor                        Investment Advisor

/s/ Greg E. Deuser, CFA
Greg E. Deuser, CFA
Investment Advisor

October 28, 1998

--------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

The performance of the Fund is measured against unmanaged indices, the Standard & Poors 500 Index, generally representative of the U.S. stock market, and the Russell 2000 and S&P Small Cap 600 Indices, which are representative of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services.

*The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc., prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled funds had been registered under the 1940 Act, the Commingled funds' performance may have been adversely affected.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                      Statements of Assets and Liabilities
                                     Page 5

                            Statements of Operations
                                     Page 6

                      Statements of Changes in Net Assets
                                     Page 7

                       Schedules of Portfolio Investments
                                     Page 8

                         Notes to Financial Statements
                                    Page 10

                              Financial Highlights
                                    Page 14

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

                               ASSETS:
Investments, at value................................................  $36,802,803
Repurchase agreements................................................       55,339
                                                                       -----------
    Total Investments (cost $43,646,970).............................   36,858,142
Interest and dividends receivable....................................       10,622
Prepaid expenses and other assets....................................       13,791
                                                                       -----------
    Total Assets.....................................................   36,882,555
                                                                       -----------
                            LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...........................................       32,096
  Administration fees................................................          467
  Other..............................................................       35,797
                                                                       -----------
  Total Liabilities..................................................       68,360
                                                                       -----------
                             NET ASSETS:
Capital..............................................................   41,203,787
Undistributed net investment income/(loss)...........................     (239,540)
Net unrealized appreciation/(depreciation) from investments..........   (6,788,828)
Accumulated undistributed net realized gains/(losses) from investment
transactions.........................................................    2,638,776
                                                                       -----------
    Net Assets.......................................................  $36,814,195
                                                                       ===========
Outstanding units of beneficial interest (shares)....................    4,439,683
                                                                       ===========
Net asset value--offering and redemption price per share.............        $8.29
                                                                       ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            STATEMENT OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME:
Interest income.................................................... $     95,547
Dividend income....................................................      101,453
                                                                    ------------
  Total Income.....................................................      197,000
                                                                    ------------
EXPENSES:
Investment advisory fees...........................................      308,086
Administration fees................................................       61,618
Custodian and accounting fees......................................       21,376
Legal and audit fees...............................................       11,818
Trustees' fees.....................................................        9,059
Transfer agent fees................................................       15,386
Registration and filing fees.......................................        1,894
Printing costs.....................................................        3,934
Insurance fees.....................................................        5,378
Other..............................................................        1,043
                                                                    ------------
  Total Expenses before expenses voluntarily reduced...............      439,592
  Expenses voluntarily reduced.....................................      (15,405)
                                                                    ------------
  Net expenses.....................................................      424,187
                                                                    ------------
Net investment income/(loss).......................................     (227,187)
                                                                    ------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains/(losses) from investment transactions...........   20,230,952
Net change in unrealized appreciation/(depreciation) from
investments........................................................  (30,765,541)
                                                                    ------------
Net realized/unrealized gains/(losses) from investments............  (10,534,589)
                                                                    ------------
Change in net assets resulting from operations..................... $(10,761,776)
                                                                    ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    SIX MONTHS        YEAR
                                                       ENDED         ENDED
                                                   SEPTEMBER 30,   MARCH 31,
                                                       1998           1998
                                                   -------------  ------------
                                                    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)..................... $   (227,187)  $   (971,641)
 Net realized gains/(losses) from investment
 transactions.....................................   20,230,952      9,905,503
 Net change in unrealized
 appreciation/(depreciation) from investments.....  (30,765,541)    22,753,703
                                                   ------------   ------------
Change in net assets resulting from operations....  (10,761,776)    31,687,565
                                                   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains from investment
 transactions.....................................  (17,033,347)   (12,805,702)
                                                   ------------   ------------
Change in net assets from distributions to
shareholders......................................  (17,033,347)   (12,805,702)
                                                   ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued......................    1,984,213      5,255,254
 Dividends reinvested.............................   17,015,661     12,747,523
 Cost of shares redeemed..........................  (44,934,812)   (36,476,993)
                                                   ------------   ------------
Change in net assets from capital transactions....  (25,934,938)   (18,474,216)
                                                   ------------   ------------
Change in net assets..............................  (53,730,061)       407,647
NET ASSETS:
 Beginning of period..............................   90,544,256     90,136,609
                                                   ------------   ------------
 End of period.................................... $ 36,814,195   $ 90,544,256
                                                   ============   ============
SHARE TRANSACTIONS:
 Issued...........................................      169,157        405,539
 Reinvested.......................................    1,718,754      1,002,952
 Redeemed.........................................   (4,075,128)    (2,883,553)
                                                   ------------   ------------
Change in shares..................................   (2,187,217)    (1,475,062)
                                                   ============   ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (98.1%):
 Advertising (5.3%):
    1,000  Grey Advertising, Inc..................................   $   328,000
   30,000  Lamar Advertising Co.(b)...............................       840,000
   40,000  Outdoor Systems, Inc.(b)...............................       780,000
                                                                     -----------
                                                                       1,948,000
                                                                     -----------
 Aerospace/Defense--Equipment (1.6%):
   10,000  Textron, Inc...........................................       606,250
                                                                     -----------
 Apparel Manufacturers (1.2%):
   21,500  Polo Ralph Lauren, Corp.(b)............................       428,656
                                                                     -----------
 Audio/Video Products (0.9%):
    5,000  Sony Corporation Sponsored ADR.........................       343,750
                                                                     -----------
 Banks (7.9%):
   20,000  Greenpoint Financial Corp..............................       637,500
   20,000  National City Corp.....................................     1,318,750
   14,000  Pacific Bank N.A.......................................       609,000
   30,000  Pointe Financial Corp.(b)..............................       345,000
                                                                     -----------
                                                                       2,910,250
                                                                     -----------
 Commercial Services (8.4%):
   20,000  ABM Industries, Inc....................................       585,000
   40,000  Cendant Corp.(b).......................................       465,000
   20,000  Fiserv, Inc.(b)........................................       921,250
   20,000  Nova Corp.(b)..........................................       613,750
   10,000  Paychex, Inc...........................................       515,625
                                                                     -----------
                                                                       3,100,625
                                                                     -----------
 Computer Services (3.5%):
  101,000  Checkfree Holdings Corp.(b)............................       997,375
   40,000  Radiant Systems, Inc...................................       307,500
                                                                     -----------
                                                                       1,304,875
                                                                     -----------
 Computer Software (6.3%):
   15,000  Cisco Systems, Inc.(b).................................       927,188
   12,500  Microsoft Corp.(b).....................................     1,375,781
                                                                     -----------
                                                                       2,302,969
                                                                     -----------
 Computers--Peripheral Equipment (5.5%):
   20,000  Compaq Computer Corp...................................       632,500
   20,000  Lexmark International Group(b).........................     1,386,250
                                                                     -----------
                                                                       2,018,750
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Distribution (0.2%):
   10,000  Intercept Group, Inc.(b)...............................   $    60,000
                                                                     -----------
 Education Services (0.6%):
   10,000  Sylvan Learning Systems, Inc.(b).......................       233,750
                                                                     -----------
 Financial Services (1.9%):
   23,400  Morgan Keegan, Inc.....................................       413,888
   50,000  Towne Services, Inc.(b)................................       275,000
                                                                     -----------
                                                                         688,888
                                                                     -----------
 Food Products & Services (6.6%):
   20,000  Hain Food Group, Inc.(b)...............................       300,000
   15,000  Suiza Foods Corp.(b)...................................       468,750
   26,250  Whole Foods Market(b)..................................     1,105,781
   20,000  Wild Oats Markets, Inc.(b).............................       542,500
                                                                     -----------
                                                                       2,417,031
                                                                     -----------
 Health Care--General Products (2.1%):
   30,000  Twinlab Corp.(b).......................................       768,750
                                                                     -----------
 Insurance (4.2%):
   18,000  Chicago Title Corp.....................................       794,250
   20,000  Hilb, Rogal & Hamilton Co..............................       377,500
   10,000  Travelers, Inc.........................................       375,000
                                                                     -----------
                                                                       1,546,750
                                                                     -----------
 Leisure & Recreation (1.0%):
   20,000  Speedway Motorsports, Inc.(b)..........................       377,500
                                                                     -----------
 Medical & Hospital Management Services (1.0%):
   23,600  Lab Holdings, Inc......................................       359,900
                                                                     -----------
 Medical Equipment & Supplies (1.9%):
   60,000  Pharmerica, Inc.(b)....................................       326,250
   93,300  Vencor, Inc............................................       373,200
                                                                     -----------
                                                                         699,450
                                                                     -----------
 Multimedia (8.8%):
   40,000  CBS Corp...............................................       970,000
   25,000  Chancellor Media Corp.(b)..............................       834,375
   30,000  Clear Channel Communications, Inc.(b)..................     1,425,000
                                                                     -----------
                                                                       3,229,375
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Office Supplies, Automation & Equipment (1.7%):
   21,000  Staples, Inc.(b).......................................   $   616,875
                                                                     -----------
 Oil-Drilling & Gas Wells (1.6%):
   40,000  Noble Drilling Corp.(b)................................       590,000
                                                                     -----------
 Real Estate (1.7%):
   20,000  Starwood Lodging Trust.................................       610,000
                                                                     -----------
 Restaurants (2.9%):
   31,200  Papa John's International, Inc.(b).....................     1,029,600
   11,500  Total Entertainment Restaurant Corp.(b)................        47,438
                                                                     -----------
                                                                       1,077,038
                                                                     -----------
 Retail Stores (2.8%):
   20,000  Longs Drug Stores Corp.................................       803,750
   18,825  Musicland Stores Corp.(b)..............................       232,959
                                                                     -----------
                                                                       1,036,709
                                                                     -----------
 Security Services (1.3%):
   25,800  Wackenhut Corp.........................................       486,975
                                                                     -----------
 Telecommunications (9.3%):
   20,000  MCI Worldcom, Inc.(b)..................................       977,500
   40,000  Qwest Communications International, Inc.(b)............     1,252,499
   20,000  Sinclair Broadcasting Group............................       970,000

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications, continued:
    7,500  Young Broadcasting(b).................................   $   255,000
                                                                    -----------
                                                                      3,454,999
                                                                    -----------
 Telecommunications Equipment (7.9%):
   70,000  Advanced Fibre Communication(b).......................       481,250
   40,000  American Tower Systems(b).............................     1,020,000
   15,000  Lucent Technologies, Inc..............................     1,035,938
   20,000  Omniamerica, Inc.(b)..................................       377,500
                                                                    -----------
                                                                      2,914,688
                                                                    -----------
   Total Common Stocks (Cost $42,819,331)                            36,132,803
                                                                    -----------
 PREFERRED STOCKS (1.8%):
 Food Products & Services (1.8%):
   20,000  Suiza Foods Preferred Stock, 5.50%, 4/1/28............       670,000
                                                                    -----------
   Total Preferred Stocks (Cost $772,300)                               670,000
                                                                    -----------
 REPURCHASE AGREEMENTS (0.2%):
   55,339  Fifth Third Bank, 4.55%, 10/1/98 (Collateralized by
            $57,000 Federal National Mortgage, 6.75%, 7/1/24,
            market value--$57,000)...............................        55,339
                                                                    -----------
   Total Repurchase Agreements (Cost $55,339)                            55,339
                                                                    -----------
   Total (Cost $43,646,970) (a)                                     $36,858,142
                                                                    ===========

------
Percentages indicated are based on net assets of $36,814,195.
(a) Represents cost for federal tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $ 1,244,403
   Unrealized depreciation.   (8,033,231)
                             -----------
   Net unrealized
   depreciation............  $(6,788,828)
                             ===========

(b) Represents non-income producing securities.
ADR--American Depository Receipt

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998
                                  (UNAUDITED)

1. ORGANIZATION:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (July 1, 1994) of The Shelby Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities.

 The Fund is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.01 per share. Sale of shares of the Fund may be made to the general public.

2. SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities and U.S. Government agency securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the investment adviser under the supervision of the Group's Board of Trustees.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998
                                  (UNAUDITED)


   REPURCHASE AGREEMENTS:

   The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the investment adviser, Shelby County Trust Bank, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

   OPTIONS TRANSACTIONS:

   The Fund may enter into options only as a hedge against fluctuations in the value of securities, which the Fund holds or intends to purchase. During the six months ended September 30, 1998, the Fund entered into no options.

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income, if any, are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Fund.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998
                                  (UNAUDITED)


   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   OTHER:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1998 were $61,986,593 and $104,927,124, respectively.

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Fund by Shelby County Trust Bank. Under the terms of the investment advisory agreement, Shelby County Trust Bank is entitled to receive fees computed daily based on a percentage of the average net assets of the Fund. SMC Capital, Inc. is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund.

 BISYS Fund Services Ohio, Inc. (the "Company"), serves the Fund as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, the Company's fees are computed on the basis of the number of shareholders and average net assets, respectively.

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998
                                  (UNAUDITED)


 Fees may be voluntarily reduced to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six months ended September 30, 1998

  INVESTMENT ADVISORY FEES:
  Annual fee (percentage of average net assets).......................    1.00%
  ADMINISTRATION FEES:
  Annual fee before voluntary fee reductions (percentage of average
  net assets).........................................................    0.20%
  Voluntary fee reductions............................................ $15,405
  FUND ACCOUNTANT FEES:............................................... $15,456
  TRANSFER AGENT FEES:................................................ $15,386

THE COVENTRY GROUP
THE SHELBY FUND

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                          SIX MONTHS       YEAR       YEAR       YEAR      JULY 1,
                             ENDED         ENDED      ENDED      ENDED     1994 TO
                         SEPTEMBER 30,   MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                             1998          1998       1997       1996      1995(A)
                         -------------   ---------  ---------  ---------  ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 13.66       $ 11.13    $ 11.82    $ 10.99    $ 10.00
                            -------       -------    -------    -------    -------
INVESTMENT ACTIVITIES:
 Net investment
 income/(loss)..........      (0.05)        (0.15)     (0.09)     (0.06)      0.06
 Net realized
  gains/(losses) from
  investment
  transactions..........      (2.22)         4.40      (0.19)      3.44       1.04
                            -------       -------    -------    -------    -------
  Total from Investment
   Activities...........      (2.27)         4.25      (0.28)      3.38       1.10
                            -------       -------    -------    -------    -------
DISTRIBUTIONS:
 Net investment
 income/(loss)..........         --            --         --         --      (0.06)
 Net realized
  gains/(losses) from
  investments...........      (3.10)        (1.72)     (0.41)     (2.55)     (0.05)
                            -------       -------    -------    -------    -------
  Total Distributions...      (3.10)        (1.72)     (0.41)     (2.55)     (0.11)
                            -------       -------    -------    -------    -------
NET ASSET VALUE, END OF
PERIOD..................    $  8.29       $ 13.66    $ 11.13    $ 11.82    $ 10.99
                            =======       =======    =======    =======    =======
Total Return............     (20.32)%(b)    39.31%     (2.80)%    31.41%     11.04%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets, End of
  Period (000)..........    $36,814       $90,544    $90,137    $95,357    $64,157
 Ratio of expenses to
  average net assets....       1.38%(c)      1.29%      1.29%      1.33%      1.41%(c)
 Ratio of net investment
  income (loss) to
  average net assets....      (0.74)%(c)    (0.95)%    (0.67)%    (0.58)%     0.74%(c)
 Ratio of expenses to
  average net assets*...       1.43%(c)      1.34%      1.34%      1.38%      1.46%(c)
 Ratio of net investment
  income (loss)
  to average net
  assets*...............      (0.79)%(c)    (1.00)%    (0.72)%    (0.63)%     0.69%(c)
 Portfolio Turnover.....     106.24%       176.66%    204.06%    292.28%    101.86%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


11/98
                                      LOGO
                                THE SHELBY FUND

                            SHELBY COUNTY TRUST BANK
                               INVESTMENT ADVISER

                               SMC CAPITAL, INC.
                             SUB-INVESTMENT ADVISER

                               SEMI ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                               SEPTEMBER 30, 1998


                              BISYS FUND SERVICES
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219